SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                            FORM 8-K/A-NUMBER 2


                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        August 26, 1997



                       BANYAN STRATEGIC REALTY TRUST
           ----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


  Massachusetts                 0-15465                   36-3375345
(State of or other         (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                 Identification
 incorporation)                                            Number)



150 South Wacker Drive, Suite 2900, Chicago, IL             60606
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code        (312) 553-9800



This document consists of 23 pages.

Exhibit index is located on page 2.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS


      a)    Financial Statements.

            (i)   Southlake Corporate Center (See attached).

            (ii)  University Square Business Center (See attached).

            (iii) Technology Center (See attached).

      b)    Pro Forma Financial Information

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 16, 1998         BANYAN STRATEGIC REALTY TRUST
                                    (Registrant)

                              By:   /s/ Joel L. Teglia
                                    -----------------------------------
                                    Vice President, Chief Financial and
                                    Accounting Officer

(i) - Southlake Corporate Center










                         Statements of Revenue and
                             Certain Expenses


                        SOUTHLAKE CORPORATE CENTER


                  For the period from September 26, 1996
                         to July 30, 1997 and the
                      period from January 1, 1997 to
                         July 30, 1997 (Unaudited)

                      REPORT OF INDEPENDENT AUDITORS



Board of Directors
Banyan Strategic Realty Trust

We have audited the statement of revenue and certain expenses of Southlake Corporate Center (the Property) as described in Note 1 for the period from September 26, 1996 to July 30, 1997. The statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Banyan Strategic Realty Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property, for the period from September 26, 1996 to July 30, 1997, in conformity with generally accepted accounting principles.




                              ERNST & YOUNG LLP



October 9, 1997
Chicago, Illinois

                        SOUTHLAKE CORPORATE CENTER

                Statements of Revenue and Certain Expenses


                                                           (Unaudited)
                                       Period from         Period from
                                   September 26, 1996    January 1, 1997
                                    to July 30, 1997    to July 30, 1997
                                    ----------------    ----------------

Revenue:
  Rental income . . . . . . . . . .       $691,084           $474,980
  Other income. . . . . . . . . . .          1,545              1,062
                                          --------           --------
          Total revenue . . . . . .        692,629            476,042
                                          --------           --------

Certain Expenses:
  Utilities . . . . . . . . . . . .         71,420             49,087
  Landscaping, repairs and
   general maintenance. . . . . . .         84,220             57,884
  Insurance . . . . . . . . . . . .          3,999              2,749
  Property taxes. . . . . . . . . .         33,635             23,117
  Administrative. . . . . . . . . .         13,235              9,096
                                          --------           --------
          Total expenses. . . . . .        206,509            141,933
                                          --------           --------

          Revenue in excess of
           certain expenses . . . .       $486,120           $334,109
                                          ========           ========


































                          See accompanying notes.

                        SOUTHLAKE CORPORATE CENTER

            Notes to Statements of Revenue and Certain Expenses

          For the period from September 26, 1996 to July 30, 1997 and the period from January 1, 1997 to July 30, 1997 (Unaudited)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statement of revenue and certain expenses relates to the operations of Southlake Corporate Center (the Property) an office building located in Morrow, Georgia. The Property was acquired on September 26, 1996 by the previous owner. The Property was acquired on July 30, 1997 by Banyan Strategic Realty Trust (Banyan). Accordingly, the statement of revenue and certain expenses has been presented for the period of ownership by the former owner.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Banyan. The statement of revenue and certain expenses is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses have been excluded. The excluded expenses consist primarily of management fees, interest, depreciation, and amortization, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property.

Revenue Recognition

Rental income is recognized as revenue on a straight-line basis over the terms of the operating leases.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of Management, the interim financial statement reflect all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

2.  LEASES AND SIGNIFICANT TENANTS

As of July 30, 1997, the Property was 97% leased to sixteen tenants. Three of these tenants accounted for approximately 16%, 14% and 10% of the total rental income earned for the period.

(ii) - University Square Business Center










                         Statements of Revenue and
                             Certain Expenses


                     UNIVERSITY SQUARE BUSINESS CENTER


                 For the year ended December 31, 1996 and
                    the period from January 1, 1997 to
                        August 26, 1997 (Unaudited)

                      REPORT OF INDEPENDENT AUDITORS



Board of Directors
Banyan Strategic Realty Trust

We have audited the statement of revenue and certain expenses of University Square Business Center (the Property) as described in Note 1 for the year ended December 31, 1996. The statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Banyan Strategic Realty Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                              ERNST & YOUNG LLP



October 1, 1997
Chicago, Illinois

                     UNIVERSITY SQUARE BUSINESS CENTER

                Statements of Revenue and Certain Expenses





                                                           (Unaudited)
                                                           Period from
                                                         January 1, 1997
                                       Year Ended              to
                                    December 31, 1996    August 26, 1997
                                    ----------------    ----------------

Revenue:
  Rental income . . . . . . . . . .     $1,536,359           $940,979
  Other income. . . . . . . . . . .          5,335             10,013
                                        ----------           --------
          Total revenue . . . . . .      1,541,694            950,992
                                        ----------           --------

Certain Expenses:
  Utilities . . . . . . . . . . . .        200,281            120,670
  Maintenance . . . . . . . . . . .        181,250            111,003
  Management fees . . . . . . . . .         62,045             37,419
  Insurance . . . . . . . . . . . .         11,493              6,076
  Real estate taxes . . . . . . . .         59,788             43,128
  General and administrative. . . .         31,610             10,175
                                        ----------           --------
          Total expenses. . . . . .        546,467            328,471
                                        ----------           --------

          Revenue in excess of
           certain expenses . . . .     $  995,227           $622,521
                                        ==========           ========
































                          See accompanying notes.

                     UNIVERSITY SQUARE BUSINESS CENTER

            Notes to Statements of Revenue and Certain Expenses

            For the year ended December 31, 1996 and the period from January 1, 1997 to August 26, 1997 (Unaudited)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statement of revenue and certain expenses relates to the operations of University Square Business Center (the Property), which consists of six one-story multi-tenant office buildings located in Huntsville, Alabama. The Property was acquired on August 26, 1997 by Banyan Strategic Realty Trust (Banyan) from an unrelated third party.

The accompanying statement of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Banyan. The statement of revenue and certain expenses is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property, have been excluded.

Revenue Recognition

Rental income is recognized as revenue on a straight-line basis over the terms of the operating leases.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of Management, the interim financial statement reflect all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

2.  LEASES AND SIGNIFICANT TENANTS

The federal government is a significant tenant at the Property and its related rental income accounted for 37% of the total rental income earned for the year ended December 31, 1996.

(iii) - Technology Center










                         Statements of Revenue and
                             Certain Expenses


                             TECHNOLOGY CENTER


                    For the period from August 8, 1996
                  to August 26, 1997 and the period from
              January 1, 1997 to August 26, 1997 (Unaudited)

                      REPORT OF INDEPENDENT AUDITORS



Board of Directors
Banyan Strategic Realty Trust

We have audited the statement of revenue and certain expenses of Technology Center (the Property) as described in Note 1 for the period from August 8, 1996 to August 26, 1997. The statement of revenue and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Banyan Strategic Realty Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property, for the period from August 8, 1996 to August 26, 1997, in conformity with generally accepted accounting principles.




                              ERNST & YOUNG LLP



October 9, 1997
Chicago, Illinois

                             TECHNOLOGY CENTER

                Statements of Revenue and Certain Expenses




                                                           (Unaudited)
                                       Period from         Period from
                                     August 8, 1996      January 1, 1997
                                   to August 26, 1997  to August 26, 1997
                                   ------------------   ----------------


Revenue:
  Rental income . . . . . . . . . .       $536,241           $333,225
                                          --------           --------
          Total revenue . . . . . .        536,241            333,225
                                          --------           --------

Certain Expenses:
  Utilities . . . . . . . . . . . .         61,056             37,941
  Landscaping, repairs and general
   maintenance. . . . . . . . . . .         80,237             49,860
  Insurance . . . . . . . . . . . .          5,081              3,157
  Administrative. . . . . . . . . .          3,346              2,079
                                          --------           --------
          Total expenses. . . . . .        149,720             93,037
                                          --------           --------

          Revenue in excess of
           certain expenses . . . .       $386,521           $240,188
                                          ========           ========


































                          See accompanying notes.

                             TECHNOLOGY CENTER

            Notes to Statements of Revenue and Certain Expenses

         For the period from August 8, 1996 to August 26, 1997 and the period from January 1, 1997 to August 26, 1997 (Unaudited)



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statement of revenue and certain expenses relates to the operations of Technology Center (the Property), a three story office building located in Huntsville, Alabama. The Property was acquired on August 26, 1997 by Banyan Strategic Realty Trust (Banyan) subject to a ground lease from the Industrial Development Board of the City of Huntsville (see footnote following). The previous owner acquired the Property on August 8, 1996. Accordingly, the statement of revenue and certain expenses has been presented for the period of ownership by the former owner.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Banyan. The statement of revenue and certain expenses is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses have been excluded. The excluded expenses consist primarily of management fees, interest, depreciation, and amortization, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property.

Revenue Recognition

Rental income is recognized as revenue on a straight-line basis over the terms of the operating leases.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of Management, the interim financial statement reflect all adjustments necessary for a fair presentation of the results of the interim period. All adjustments are of a normal, recurring nature.

2.  GROUND LEASE

The Property is subject to a ground lease from the Industrial Development Board of the City of Huntsville. There are no rental payments due under the lease agreement through 2002. Real estate taxes are abated during the term of the lease. The lease provides for a purchase option on January 1, 2003 for $50,000.


3.  LEASES AND SIGNIFICANT TENANTS

As of August 26, 1997, the Property was 100% leased to two tenants who occupy approximately 65% and 35% of the Property, respectively.

                       BANYAN STRATEGIC REALTY TRUST
                   Pro Forma Consolidated Balance Sheet

                            September 30, 1997
                                (Unaudited)

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Trust entered into a Share Purchase Agreement with a group of purchasers (the "Purchasers") relating to Morgens, Waterfall, Vintiadis & Company, Inc., and into the Convertible Term Loan Agreement with the Purchasers on September 30, 1997.

This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.

                       BANYAN STRATEGIC REALTY TRUST
                   Pro Forma Consolidated Balance Sheet

                            September 30, 1997
                                (Unaudited)

                                             Pro Forma
                              Historical    Adjustments      Pro Forma
                              ----------    -----------      ----------
ASSETS
Cash and Cash Equivalents . .$  4,343,253  $   387,893 (A) $  4,731,146
Restricted Cash . . . . . . .  1,239,741                      1,239,741
Interest Receivable on
  Investments . . . . . . . .     12,060                         12,060
Accounts Receivable . . . . .  1,318,596                      1,318,596
                            ------------   -----------     ------------
                               6,913,650       387,893        7,301,543
                            ------------   -----------     ------------
Investment in Real Estate,
 at cost:
  Land. . . . . . . . . . . . 25,733,379                     25,733,379
  Building. . . . . . . . . .122,627,578                    122,627,578
  Building Improvements . . .  3,763,611                      3,763,611
                            ------------   -----------     ------------
                             152,124,568         --         152,124,568
  Less: Accumulated
   Depreciation . . . . . . . (5,712,588)                    (5,712,588)
                            ------------   -----------     ------------
                             146,411,980         --         146,411,980
                            ------------   -----------     ------------
Deferred Financing Costs,
  net . . . . . . . . . . . .    920,867       400,000 (B)    1,320,867
Other Assets. . . . . . . . .  2,400,545      (125,000)(C)    2,275,545
                            ------------   -----------     ------------
Total Assets. . . . . . . . .$156,647,042  $   662,893     $157,309,935
                            ============   ===========     ============
LIABILITIES AND
 SHAREHOLDERS' EQUITY
LIABILITIES
Accounts Payable and
  Accrued Expenses. . . . . .$  1,347,987                  $  1,347,987
Accrued Real Estate Taxes . .  1,371,111                      1,371,111
Mortgage Loans Payable. . . . 75,403,616    (9,000,000)(D)   66,403,616
Bonds Payable . . . . . . . . 21,960,035                     21,960,035
Accrued Interest Payable. . .    316,209                        316,209
Unearned Revenue. . . . . . .    260,067                        260,067
Security Deposit Liabilities.    705,444                        705,444
                            ------------   -----------     ------------
Total Liabilities . . . . . .101,364,469    (9,000,000)      92,364,469
                            ------------   -----------     ------------
Minority Interest in
 Consolidated Partnerships. .  2,414,248                      2,414,248

SHAREHOLDERS' EQUITY
Shares of Beneficial
  Interest. . . . . . . . . .109,213,622     9,662,893 (E)  118,876,515
Accumulated Deficit . . . . .(48,979,348)                   (48,979,348)
Treasury Shares at Cost . . . (7,365,949)                    (7,365,949)
                            ------------   -----------     ------------
Total Shareholders' Equity. . 52,868,325     9,662,893       62,531,218
                            ------------   -----------     ------------
Total Liabilities and
 Shareholders' Equity . . . .$156,647,042  $   662,893     $157,309,935
                            ============   ===========     ============

                       BANYAN STRATEGIC REALTY TRUST
               Notes to Pro Forma Consolidated Balance Sheet

                            September 30, 1997
                                (Unaudited)

(A) The pro forma adjustment reflects the net cash received as a result of October 14, 1997 issuance of 2,192,501 shares of beneficial interest, net of issuance costs, costs relating to the Convertible Term Loan, and repayment of debt, as follows:

       Issuance of 2,192,501 shares at $5.00 per share. . $10,962,505
       Issuance costs paid at closing . . . . . . . . . .  (1,174,612)
       Deferred financing costs paid at closing . . . . .    (400,000)
       Repayment of Line of Credit. . . . . . . . . . . .  (9,000,000)
                                                          -----------
       Net change in cash . . . . . . . . . . . . . . . . $   387,893
                                                          ===========

(B)    The pro forma adjustment reflects payment of costs relating to Term
Loan.

(C) The pro forma adjustment reflects costs relating to the issuance of shares paid prior to September 30, 1997. (See Adjustment E).

(D) The pro forma adjustment reflects repayment of debt with the proceeds from the issuance of shares.

(E) The pro forma adjustment reflects issuance of 2,192,501 shares of beneficial interest at $5.00 per share, net of costs relating to this transaction, as follows:

       Issuance of 2,192,501 shares at $5.00 per share. . $10,962,505
       Issuance costs paid at closing . . . . . . . . . .  (1,174,612)
       Issuance costs paid before September 30, 1997. . .    (125,000)
                                                          -----------
       Net change in Shareholders' Equity . . . . . . . . $ 9,662,893
                                                          ===========

                       BANYAN STRATEGIC REALTY TRUST
         Pro Forma Condensed Consolidated Statements of Operations

             For the Nine Months Ended September 30, 1997 and
                   For the Year Ended December 31, 1996
                                (Unaudited)


These unaudited Pro Forma Condensed Consolidated Statements of Operations are presented as if (i) the Trust entered into a Share Purchase Agreement and the Term Loan Agreement and repaid $9 million of debt on January 1, 1997 and 1996; (ii) the Trust acquired all of the acquisition properties on January 1, 1997 and 1996; and (iii) the Trust disposed of the disposition properties and the Mortgage Note Receivable at the beginning of each period presented.

These unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1997 and for the year ended December 31, 1996 assuming the issuance of shares and repayment of debt with the proceeds, entering into term loan agreement and incurring financing costs, purchase of acquisition properties, and sale of disposition properties and mortgage note receivable had been consummated at the beginning of each period presented, nor does it purport to represent the future operations of the Company.

                                          BANYAN STRATEGIC REALTY TRUST
                            Pro Forma Condensed Consolidated Statement of Operations

                                  For the Nine Months Ended September 30, 1997
                                                   (Unaudited)

                                                       Acquisi-      Disposi-       Pro Forma
                                      Historical       tions (A)     tions (B)     Adjustments      Pro Forma
                                      -----------     ----------    ----------     -----------     ----------
Revenue
  Rental Income . . . . . . . . . . . $17,986,266    $ 3,947,026   $(1,241,769)          --        20,691,523
  Operating Cost Reimbursement. . . .   1,814,751         30,150         --              --         1,844,901
  Miscellaneous Tenant Income . . . .     617,686        161,222      (169,662)          --           609,246
  Income on Investments . . . . . . .      96,855          --            --              --            96,855
                                      -----------    -----------   -----------     -----------    -----------
Total Revenue . . . . . . . . . . . .  20,515,558      4,138,398    (1,411,431)          --        23,242,525
                                      -----------    -----------   -----------     -----------    -----------
Expenses
  Property Operating Expenses . . . .   7,878,865      1,621,925    (1,162,514)       20,063(C)     8,358,339
  Interest Expenses . . . . . . . . .   4,649,172        404,201      (296,845)      359,727(D)     5,116,255
  Depreciation and Amortization . . .   2,501,022          --         (222,712)      448,794(E)     2,727,104
  General and Administrative. . . . .   3,030,990          --            --            --           3,030,990
  Amortization of Deferred Loan Fees
    and Financing Costs . . . . . . .     526,737          --          (54,233)       77,974(E)       550,478
                                      -----------    -----------   -----------   -----------      -----------
Total Expenses. . . . . . . . . . . .  18,586,786      2,026,126    (1,736,304)      906,558       19,783,166
                                      -----------    -----------   -----------   -----------      -----------
Income Before Minority Interest,
 Income from Operations of Real
 Estate Venture and nonrecurring
 gains. . . . . . . . . . . . . . . .   1,928,772      2,112,272       324,873      (906,558)       3,459,359
Minority Interest in Consolidated
 Partnerships . . . . . . . . . . . .    (463,373)         --           19,533         --            (443,840)
Income from Operations of Real
 Estate Venture . . . . . . . . . . .      37,126          --          (37,126)        --               --
Gain on Disposition of Investment
 in Real Estate, Disposition of
 Investment in Real Estate Venture
 and Disposition of Partnership
 Interest . . . . . . . . . . . . . .   1,075,646          --       (1,075,646)        --               --
                                      -----------    -----------   -----------   -----------      -----------
Net Income. . . . . . . . . . . . . . $ 2,578,171    $ 2,112,272   $  (768,366)  $  (906,558)     $ 3,015,519
                                      ===========    ===========   ===========   ===========      ===========
Net Income Per Share. . . . . . . . . $      0.24                                                 $      0.23
                                      ===========                                                 ===========
Weighted Average Number of
  Shares Outstanding. . . . . . . . .  10,555,616                                                  13,210,261
                                      ===========                                                 ===========





                                          BANYAN STRATEGIC REALTY TRUST
                            Pro Forma Condensed Consolidated Statement of Operations

                                  For the Nine Months Ended September 30, 1997
                                                   (Unaudited)


(A)   These adjustments relate to certain properties acquired subsequent to December 31, 1996 to include these
Properties' operations for the period of time from January 1, 1997 through the respective dates of acquisition.

(B)   The Dispositions column reflects the historical revenues and expenses of certain properties and interest on
Mortgage Notes that were sold prior to September 30, 1997.

(C)   The pro forma adjustment reflects new management fees and insurance expense.

(D)   The pro forma adjustment reflects increase in interest expense relating to acquired properties, net of decrease due to repayment of debt from sales proceeds and issuance of shares.

(E)   Pro forma adjustment reflects depreciation for the acquisition properties, and amortization of additional loan costs relating to debt for acquisition properties and costs relating to Convertible Term Loan.



                                          BANYAN STRATEGIC REALTY TRUST
                            Pro Forma Condensed Consolidated Statement of Operations

                                      For the Year Ended December 31, 1996
                                                   (Unaudited)


                                               1996         1997
                                             Acquisi-     Acquisi-     Disposi-     Pro Forma
                              Historical     tions (A)    tions (B)    tions (C)   Adjustments       Pro Forma
                              -----------   ----------   ----------   ----------   -----------      ----------
Revenue
 Rental Income. . . . . . . . $18,606,996  $ 1,102,987  $ 9,984,438   (3,234,755)        --         26,459,666
 Operating Cost
  Reimbursement . . . . . . .   1,936,392      121,102      194,735        --            --          2,252,229
 Miscellaneous Tenant
  Income. . . . . . . . . . .     259,844        2,479      504,738     (163,008)        --            604,053
 Interest and Amortized
  Discount on Mortgage
  Loans . . . . . . . . . . .     441,725        --           --        (441,725)        --              --
 Income on Investments. . . .     159,361        --           --           --            --            159,361
                              -----------  -----------  -----------  -----------   -----------     -----------
Total Revenue . . . . . . . .  21,404,318    1,226,568   10,683,911   (3,839,488)        --         29,475,309
                              -----------  -----------  -----------  -----------   -----------     -----------
Expenses
 Property Operating
   Expenses . . . . . . . . .   9,293,981      158,913    4,539,437   (2,754,600)    (124,580)(D)   11,113,151
 Interest Expense . . . . . .   4,011,218      206,532    1,235,130     (926,303)   2,295,097 (E)    6,821,674
 Depreciation and
  Amortization. . . . . . . .   2,453,059        --           --        (526,061)   1,192,647 (F)    3,119,645
 General and Administrative .   3,125,509        --           --           --            --          3,125,509
 Amortization of Deferred
  Loan Fees and Financing
  Costs . . . . . . . . . . .     511,757        --           --         (59,313)     117,139 (F)      569,583
 Recovery of Losses on Loans,
  Notes and Interest
  Receivable. . . . . . . . .     (16,569)       --           --           --            --            (16,569)
                              -----------  -----------  -----------  -----------   -----------     -----------
Total Expenses. . . . . . . .  19,378,955      365,445    5,774,567   (4,266,277)    3,480,303      24,732,993
                              -----------  -----------  -----------  -----------   -----------     -----------




                                          BANYAN STRATEGIC REALTY TRUST
                      Pro Forma Condensed Consolidated Statement of Operations - Continued

                                      For the Year Ended December 31, 1996
                                                   (Unaudited)


                                               1996         1997
                                             Acquisi-     Acquisi-     Disposi-     Pro Forma
                              Historical     tions (A)    tions (B)    tions (C)   Adjustments       Pro Forma
                              -----------   ----------   ----------   ----------   -----------      ----------
Income Before Minority
 Interest and Income (Loss)
 From Operations of Real
 Estate Venture . . . . . . .   2,025,363      861,123    4,909,344      426,789    (3,480,303)      4,742,316

Minority Interest in
 Consolidated Partnerships. .    (481,411)       --           --             359         --           (481,052)
Income (Loss) from Operations
 of Real Estate Venture . . .  (3,301,212)       --           --       3,301,212         --              --
                              -----------  -----------  -----------  -----------   -----------     -----------
Net Income (Loss) . . . . . . $(1,757,260) $   861,123  $ 4,909,344  $ 3,728,360   $(3,480,303)    $ 4,261,264
                              ===========  ===========  ===========  ===========   ===========     ===========
Net Income (Loss)
  Per Share . . . . . . . . . $     (0.17)                                                         $      0.32
                              ===========                                                          ===========
Weighted Average Number
  of Shares Outstanding . . .  10,478,410                                                           13,210,261
                              ===========                                                          ===========

(A)   These adjustments relate to certain properties acquired subsequent to December 31, 1995 to include these
Properties' operations for the period of time from January 1, 1996 through the respective dates of acquisition.

(B)   The 1997 Acquisitions column reflects the 1996 historical revenues and operating expenses of properties acquired after December 31, 1996.

(C)   The Dispositions column reflects the historical revenues and expenses of certain properties and interest on
Mortgage Notes that were sold prior to September 30, 1997.

(D)   The pro forma adjustment reflects new management fees and insurance expense.

(E)   The pro forma adjustment reflects increase in interest expense relating to acquired properties, net of decrease due to repayment of debt from sales proceeds and issuance of shares.

(F)   Pro forma adjustment reflects depreciation for 1996 and 1997 acquisition properties, and amortization of additional loan costs relating to debt for acquisition properties and costs relating to Convertible Term Loan.
